                                                                  EXHIBIT 10.11

                         SECOND AMENDED AND RESTATED
  [LOGO]                   BUSINESS LOAN AGREEMENT

Agreement by and between Bank One, Dayton, NA ("Bank One"), located at Kettering Tower, Dayton, Ohio, and The Sportsman's Guide, Inc. ("Borrower"), located at 411 Farwell Ave., South St. Paul, MN. Borrower has requested that certain extension(s) of credit be provided by Bank One, same evidenced by the following:


       Revolving
  (a)  Promissory Note       $  15,500,000.00  02/16/95    The Sportsman's Guide, Inc.
       ---------------------  ---------------  ----------  -------------------------------
       Instrument              Amount          Date        Obligor

       -----------------------   -----------------------   -----------------------
       Obligor                   Obligor                   Obligor

  (b)  Promissory Note        $    600,000.00  06/09/93    The Sportsman's Guide, Inc.
       ---------------------  ---------------  ----------  -------------------------------
       Instrument              Amount          Date        Obligor

       -----------------------   -----------------------   -----------------------
       Obligor                   Obligor                   Obligor

  (c)                         $
       ---------------------  ---------------  ----------  -------------------------------
       Instrument              Amount          Date        Obligor

       -----------------------   -----------------------   -----------------------
       Obligor                   Obligor                   Obligor

and any and all renewals, modifications, extensions or substitutions therefor ("Obligations").

In consideration of the mutual promises set forth below and the extension(s) of credit as described above and subject to Borrower's satisfactory fulfillment of all conditions incident to the borrowing(s), Bank One and Borrower agree as follows:

                            ARTICLE 1 - DEFINITIONS

The following terms shall have the following meanings in this Agreement or in any document made or delivered pursuant to or in conjunction with this
Agreement:

1.1 All computations and determinations as to accounting or financial matters shall be made in accordance with generally accepted accounting principles consistently applied ("GAAP"), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP.

1.2 "Indebtedness" shall mean:

    (a) All Indebtedness and liabilities of whatsoever kind, nature and description owed to Bank One by Borrower, whether direct or indirect, absolute or contingent, due or to become due or whether now existing or hereafter arising, and howsoever evidenced or acquired, and whether joint and several;

    (b) All future advances which Bank One at any time may, but shall not be required to, make for the protection or preservation of Bank One's rights and interests arising hereunder, including, without limitation, advances for taxes, levies, assessments, insurance, and reasonable attorneys' fees, if allowable by law; and

    (c) All costs and expenses incurred by Bank One in the protection and preparation for sale of any of its collateral including, without limitation, attorneys' fees, if allowable by law, and court costs.

1.3 "Obligation" shall mean the above referenced extension(s) of credit including any Promissory Note, Guaranty, Letter of Credit or other instrument of Borrower evidencing any loan, advance, credit or extension or renewal thereof made or committed by Bank One to Borrower under this Agreement.

1.4 "Person" shall mean and include an individual, partnership, corporation, trust, unincorporated association or organization, government or any department or agency thereof.

1.5 "Related Person" shall include, but shall not be confined to, any Person related to Borrower by common control or ownership.

1.6 "Subordinated Debt" shall mean indebtedness of Borrower which is subordinated to all indebtedness of Borrower to Bank One under the terms and conditions approved in writing by Bank One.

1.7 The aforestated definitions, and all other definitions which may be set forth herein, shall be applicable to the singular and plurals of said defined term.

           ARTICLE II - REPRESENTATION AND WARRANTIES

Borrower represents and warrants that:

2.1 If applicable, it is a duly organized, legally existing corporation in good standing under the laws of the State of Minnesota, is qualified to do business in and is in good standing under the laws of any other state in which it conducts its business.

2.2 It has the power and is duly authorized to enter into this Agreement and to execute and deliver to Bank One, now and from time to time hereafter, additional instruments, resolutions, agreements and other instruments or documents relating to the Obligation owed to Bank One. It has, by proper action, authorized and empowered those persons whose signatures appear in this Agreement, and any instruments, documents and exhibits that have been delivered in connection herewith, to execute the same for and on its behalf.

2.3 The execution by it of this Agreement or any other agreements, instruments, or documents which may, from time to time hereafter, be executed in respect hereto and delivered to Bank One, shall not constitute a breach of any provisions contained in its articles of incorporation or bylaws, or if applicable, partnership agreement, or any agreements to which it is now a party, does not violate any law, statute, or ordinance or rule or regulation promulgated pursuant thereto, and that the performance by it of its obligations hereunder or any agreements executed by it and delivered hereunder shall not constitute an event of default under any other agreement to which it is now a party.

2.4 All financial statements and information relating to it which have been or may hereafter be delivered by it, its agents or accountants to Bank One are true and correct and have been prepared in accordance with GAAP and that there have been no material adverse changes in its financial or business condition or operations since the submission of any financial information to Bank One, and no material adverse changes in its financial or business condition or operations are imminent or threatened.

2.5 All of its Federal, State and other tax returns and reports, including reports to any governmental authority, for the proper maintenance and operation of its properties, assets and business, as may be required by law to be filed or paid, have been filed, and all Federal, State and other taxes, assessments, fees and other governmental charges (other than those presently payable, without penalty) imposed upon it or its properties or assets, which are due and payable, have been fully paid unless being contested by it in the ordinary course of business and for which it has provided adequate reserves.

2.6 There is no litigation or, legal or administrative proceedings, investigations or other action of any nature, pending or, to its knowledge, threatened against or affecting it, which have not been disclosed to Bank One and involve the possibility of any judgement or liability not covered by insurance which may materially or adversely affect any of its properties or assets or its right to carry on its business as now conducted.

2.7 It has good, valid and marketable title to all of its property and assets free of any adverse lien, security interest or encumbrance, except liens, security interests, pledges and encumbrances disclosed to Bank One by Borrower in writing prior to the date hereof.

2.8 All of the funds loaned to it pursuant to this Agreement have been or will be used exclusively in its normal business operation, will not be diverted to or used in any other manner, and will not be used for the purchasing or carrying of any "Margin Stock" as defined in regulations promulgated by the Federal Reserve Board or the Securities and Exchange Commission.

2.9 It possesses and will continue to possess all permits, licenses, trademarks, patents and rights thereto to conduct its business and that its business does not conflict or violate any valid rights of others with respect to the foregoing.

2.10 If applicable, it is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof ("ERISA"). Neither a Reportable Event nor a Prohibited Transaction, as defined per ERISA, has occurred and is continuing with respect to any Plan, nor has there been a notice of intent to terminate a Plan or appoint a trustee to administrate a Plan.

2.11 To the best of Borrower's knowledge it is in material compliance with all Federal, State and local laws, statutes, ordinances, regulations, rulings and interpretations relating to industrial hygiene, public health or safety, environmental conditions, the protection of the environment, the release, discharge, emission or disposal to air, water, land or ground water, the withdrawal or use of ground water or the use, handling, disposal, treatment, storage or management of or exposure to Hazardous Materials ("Hazardous Materials Laws"), the violation of which would have a material effect on its business, its financial condition or its assets. The term "Hazardous Materials" means any flammable materials, explosives, radioactive materials, pollutants, toxic substances, hazardous water, hazardous materials, hazardous substances, polychlorinated biphenyls, asbestos, urea formaldehyde, petroleum (including its derivatives, by-products or other hydrocarbons) or related materials or other controlled, prohibited or regulated substances or materials, including, without limitation, any substances defined or listed as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "pollutants" or "toxic substances" under any Hazardous Materials Laws. It has not received any written or oral communication or notice from any judicial or governmental entity nor is it aware of any investigation by any agency for any violation of any Hazardous Materials Law.

2.12 Details of all litigation, legal or administrative proceedings, investigation or other action of similar nature, pending or threatened against it, at any time during the term of this Agreement, which in part or in whole may or will render any of these Representations and Warranties no longer true, accurate and correct in each and every respect, will be brought to the attention of Bank One, in writing, within thirty (30) days from the date Borrower acquires knowledge of same.

                            ARTICLE III - SECURITY

3.1 As security for Indebtedness, regardless of whether the principal sum evidenced by an Obligation is reduced to zero and thereafter increased/decreased an unlimited number of times. Borrower hereby grants to Bank One or has previously caused to be granted to Bank One a security interest in the following property under separate instrument(s):

 /X/ Accounts, general intangibles, chattel paper, instruments, and other forms of obligations and receivables
 /X/  Inventory, merchandise, raw materials, work in process and supplies
 /X/  Goods, equipment, machinery, furnishings and other personal property
 / /  Real Estate located at __________________________________________________
 / / An assignment of life insurance on the life of __________________________ in an amount no less than $_________________
 /X/  Specific collateral described as follows: Borrower's complete mailing list and related demographic
                                                materials and all rights of
                                                Borrower with respect thereto.

3.2 It is further agreed that the security described above shall secure repayment of all indebtedness and that a default in the terms of any note, security agreement, mortgage, or other agreement from Borrower to Bank One shall constitute a default of all notes, security agreements, mortgages, and other agreements, and that Bank One may proceed in exercising its rights thereunder in any order or manner it may choose. The purpose of this section being to cross-collateralize and cross-default all Indebtedness. Additionally, the security interest described above, if any, may be modified, added to or deleted from time to time without modification to this Agreement.

                      ARTICLE IV - AFFIRMATIVE COVENANTS

Borrower covenants and agrees that so long as any Indebtedness is outstanding or so long as this Agreement is in effect, Borrower shall:

4.1 Maintain insurance against fire, business interruption, public liability, theft and other casualty on its insurable real and personal property to their full replacement costs with companies reasonably acceptable to Bank One and against liability on account of damage to persons or property and as required under all applicable Workers' Compensation Laws. Furthermore, Borrower shall maintain any other insurance as may from time to time be reasonably requested by Bank One, shall insert a joint loss payee clause naming Bank One in all fire and extended coverage policies and shall deliver certified copies of all such insurance policies to Bank One upon demand. *

4.2 Maintain, keep, and preserve its buildings and properties and every part thereof in good repair, working order, and condition and from time to time make all needful and proper repairs, renewals, replacements, additions, betterments, and improvements thereto, so that at all times the efficiency thereof shall be fully preserved and maintained. *

4.3 Duly pay and discharge or cause to be paid and discharged all taxes, assessments, and other governmental charges imposed upon it and its properties or any part thereof or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies, which if unpaid might by law become a lien or charge upon its property, except such items as are being in good faith appropriately contested and for which it has provided adequate reserves. *

4.4 Carry on and conduct its business in substantially the same manner and in substantially the same fields as such business is now and has heretofore been carried on, maintain management with the substantially similar expertise and experience, and if senior management is to be changed, immediately notify Bank One of said change, and maintain its legal existence, and comply with all valid and applicable statutes rules and regulations. **

4.5 Maintain, keep, and preserve a system of accounting in accordance with GAAP, deliver to Bank One financial reports in a form satisfactory to Bank One as Bank One may request from time to time, permit the duly authorized representative(s) of Bank One at all reasonable times to examine and inspect the books and records of it or any related business entity of it, to make abstracts and copies thereof, and to visit and inspect any of its property wherever same may be located.

4.6 Comply with all laws and regulations which it is required to comply with including all Hazardous Materials Laws and regulations, and permit Bank One to make environmental audits from time to time if requested by Bank One with costs of same to be borne by Borrower. *

                        ARTICLE V - NEGATIVE COVENANTS

Borrower covenants and agrees that so long as any indebtedness is outstanding or so long as this Agreement is in effect, except for that previously disclosed in writing to and consented to by Bank One, Borrower shall not without prior written consent of Bank One:

5.1 Create, incur or assume any indebtedness for borrowed money, other than to Bank One, or act as guarantor for any indebtedness of others in an aggregate amount greater than $ -0- at any time. For the purpose hereof, sale of accounts receivable and (or) entering into capital leases of personal property shall be deemed the incurring of indebtedness for borrowed money.

5.2 Mortgage, pledge, assign, hypothecate, encumber, create or grant a security interest in any of its assets except to Bank One, nor sell, lease, transfer, assign or otherwise dispose of any of its assets, properties or business outside of the ordinary course of business, except secured purchase money or lease indebtedness up to the amount permitted by Section 5.1, if any.

5.3 Invest in, loan or advance money to, organize or participate in the organization or in the creation of any other business entity.

5.4 Merge, transfer, acquire or consolidate with or into any other entity, change ownership, dissolve, and/or transfer or sell any assets outside of the ordinary course of business without the prior written consent of Bank One.

5.5 If Borrower is a corporation, release, redeem, retire, purchase, or otherwise acquire directly or indirectly any of its capital stock, or make any changes in its capital structure, or pay, set aside, allocate or declare any dividends, in cash or other property, upon its capital stock.

                       ARTICLE VI - ADDITIONAL COVENANTS

Borrower agrees that each additional covenant listed below is fully applicable if marked by an "X" or a check in the applicable box or boxes, or if the information necessary to complete same is typed or written in the appropriate space provided.

/ / 6.1 GUARANTY. Prior to or contemporaneous with the execution of this Agreement, Borrower shall deliver to Bank One the Guaranty(s) of ____________________________________ (Guarantor(s) name(s)) in form and content acceptable to Bank One which Guaranty(s) shall provide for liability of the Guarantor(s) for payment of the indebtedness.

/X/ 6.2 FINANCIAL REPORTS. Borrower covenants in accordance with paragraph
        4.5 that it will deliver to Bank One:

       /X/ (a) Within ninety (90) days after the end of each fiscal year of Borrower, audited financial statements of Borrower prepared in accordance with GAAP which shall include a Balance Sheet, Statement of Income, Statement of Reconciliation of Net Worth, Statement of Changes in Financial Position and Notes to financial statements and, upon request Borrower's Federal income tax return.

       /X/ (b) Within thirty (30) days after the end of each fiscal month of Borrower, unaudited financial statements of Borrower prepared in accordance with GAAP which shall include a Balance Sheet at the end of each such period and an Income Statement for the period from the beginning of the current fiscal year to the end of such period. These statements shall be prepared on substantially the same accounting basis as the statements required in Section 6.2(a) above, if applicable, and the accuracy of the statements (subject to audit and year-end adjustments) shall be certified by the chief financial officer or president of Borrower.


* Borrower shall have fifteen (15) days after receipt of written notice from Bank One of a breach of the covenant(s) set forth in this Section to cure such breach.
** Borrower shall have fifteen (15) days after the receipt of written notice from Bank One to cure a breach of the covenant with respect to compliance with applicable statutes, rules & regulations.

       /X/ (c) Simultaneously with the financial statements required in 6.2b above, a compliance certificate, in form acceptable to Bank One, certifying that the financial statements are complete and correct and that Borrower has no knowledge of any condition, event or act which with notice or lapse of time or both, could constitute an Event of Default or which materially and adversely could affect the financial condition or operations of Borrower, or if such condition, event or acts exist, specifying the nature and status thereof.

       / / (d) Within ____________________ (______) days after the end of each ________________ year, signed and dated personal financial statements of all Individual Guarantor(s) and Obligor(s), if any, on Bank One's forms, and by May 1 of each calendar year, the personal income tax returns filed for the past calendar year of all individual Guarantor(s) and Obligor(s), if any.

       / / (e) Simultaneously with the financial statement required in _______ above, _____________financial statement(s) of all corporate or partnership Guarantor(s) and Obligor(s), if any, prepared in accordance with GAAP.

/X/ 6.3 TANGIBLE NET WORTH. Borrower agrees to maintain a Tangible Net Worth of not less than either (check one):

       / / (a)                                          DOLLARS ($          ) or
               ---------------------------------------            ----------
       / / (b) the amount(s) set forth for the following period(s):

               Period(s):                       Amount(s)

                  See Exhibit "A" #1
               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

       "Tangible Net Worth" shall be determined in accordance with GAAP and shall be deemed to include the amount of total assets of Borrower excluding the amount of Intangible Assets of Borrower minus the amount of total liabilities of Borrower, exclusive of Subordinated Debt, if any.

        "Intangible Assets" shall be determined in accordance with GAAP and be deemed to include at book value, without limitation, goodwill, patents, copyrights, secret processes, deferred expenses relating to promotional materials sales, general administrative, research and development expense, and all amounts due from any officer, employee, director, shareholder or Related Person.

/X/ 6.4 DEBT TO TANGIBLE NET WORTH. Borrower agrees to maintain a ratio of
        Debt to Tangible Net Worth of not more than either (check one):

       / / (a)
               ------------------------  to  ------------------------ or
       / / (b) the ratio(s) set forth for the following period(s):

               Period(s):                       Ratio(s)

                  See Exhibit "A" #2
               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

        "DEBT" shall be determined in accordance with GAAP and shall be deemed to include all liabilities of Borrower including but not limited to accruals, deferrals, and capitalized leases, less Subordinated Debt, if any.

/ / 6.5 WORKING CAPITAL. Borrower agrees to maintain net working capital
    (Current Assets less current liabilities) of not less than either
    (check one):

       / / (a)                                          DOLLARS ($          ) or
               ---------------------------------------            ----------

       / / (b) the amount(s) set forth for the following period(s):

               Period(s):                       Amount(s)

               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

        "CURRENT ASSETS" shall be determined in accordance with GAAP and shall be deemed to include inventory at lower of cost or current market value less any amounts due from any officer, employee, director, shareholder or Related Person.

/X/ 6.6 CURRENT RATIO. Borrower agrees to maintain a Current Ratio

       / / (a)
               ------------------------  to  ------------------------ or
       / / (b) the ratio(s) set forth for the following period(s):

               Period(s):                       Ratio(s)

                  See Exhibit "A" #3
               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

/ / 6.7 CASH FLOW RATIO. Borrower agrees to maintain a Cash Flow Ratio (net income after taxes plus depreciation plus amortization to current maturities of long term debt) of not less than either (check one):

       / / (a)
               ------------------------  to  ------------------------ or
       / / (b) the ratio(s) set forth for the following period(s):

               Period(s):                       Ratio(s)

                -------------------------------  -------------------------------

               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

/X/ 6.8 DEBT SERVICE COVERAGE RATIO. Borrower agrees to maintain a Debt
        Service Coverage Ratio

       / / (a)
               ------------------------  to  ------------------------ or
       / / (b) the ratio(s) set forth for the following period(s):

               Period(s):                       Ratio(s)

                  See Exhibit "A" #4
               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

/ / 6.9 CAPITAL EXPENDITURES. Borrower agrees not to purchase, lease or otherwise acquire or enter into any commitment to purchase, lease or otherwise acquire additional capital assets where the aggregate liability or expenditure therefore exceeds the following, except with prior written consent by Bank One (check one):

       / / (a) $__________________________________________ per fiscal year commencing with fiscal year ___________ or

       / / (b) the amount(s) set forth for the following period(s):

               Period(s):                       Amount(s)

               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

               -------------------------------  -------------------------------

/X/ 6.10 SUBORDINATION OF DEBT. Borrower shall cause to be subordinate all Indebtedness including interest thereon ("Junior Indebtedness"), which may at any time now or hereafter be owed to any officer, employee, director, shareholder or Related Person by the Borrower in favor of all Indebtedness, including interest thereon ("Senior Indebtedness"). Borrower shall obtain and deliver to Bank One subordination agreements from said officers, employees, directors, shareholders or Related Persons for said Junior Indebtedness in form and content acceptable to Bank One. Upon the occurrence of an Event of Default under this Agreement, Borrower shall without notice from Bank One immediately cease payment of any fees or advances to any officer, employee, director, shareholder or Related Person and shall also cease payment of the sums, if any, allowed to be paid by the terms of the Subordination Agreement(s).

/X/ 6.11 DEPOSIT ACCOUNTS. Borrower shall establish and maintain its principal deposit accounts at Bank One as long as any indebtedness remains outstanding or so long as this Agreement remains in effect.

/ / 6.12 COMPENSATION. Borrower agrees, except with prior written consent of Bank One, that salary, withdrawals, bonuses and all other compensation paid, in cash or otherwise, by Borrower to the following person(s) shall not exceed the following amount(s).

          Person(s)                        Amount(s)

                                           $
          -------------------------------  -------------------------------
                                           $
          -------------------------------  -------------------------------

/X/ 6.13 BORROWING BASE. Borrower is subject to certain "Borrowing Base" conditions as set forth in the "Borrowing Base" Addendum attached hereto and made a part hereof.

/X/ 6.14 OPINION OF COUNSEL. Bank One shall receive a favorable written opinion of Counsel for Borrower acceptable to Bank One in form and substance satisfactory to Bank One in its sole discretion, relating to the Representations and Warranties set forth herein and such other matters as Bank One may reasonably request.

                      ARTICLE VII - DEFAULT AND REMEDIES

7.1 Borrower shall be in default hereunder upon the happening of any of the following ("Event of Default"):

    (a) The occurrence of an event of default under the terms of any Obligation, security agreement, mortgage and other agreement executed in connection therewith or herewith, including any renewal, extension or modification thereof or hereof or in any other obligation or agreement with Bank One, whether now or hereafter existing; *

   (b) Non-performance of any covenant, warranty or liability contained or referred to herein; or *

   (c) If any warranty, representation or statement made or furnished to Bank One by or on behalf of Borrower or any Obligor, in connection with this Agreement, or to induce Bank One to make a loan to Borrower, proves to have been false in any material respect when made or furnished.

7.2 Upon the occurrence of an Event of Default, Bank One may, at its option, declare principal and accrued interest of all Indebtedness to be immediately due and payable forthwith, without presentation, demand, protest or notice of any kind, all of which are hereby expressly waived. Bank One shall have all the rights and remedies of a Secured Party under the Uniform Commercial Code, as enacted in the state where Bank One's principal office is located, said rights and remedies being cumulative in nature. Bank One may set off any of the Borrower's deposits or accounts, and any other indebtedness of Bank One to Borrower against the Indebtedness before or after an Event of Default, without first looking to any property securing payment thereof.

7.3 Acceptance of payment, in full or part, or waiver of any Event of Default shall not operate as a waiver of any current or later Event of Default, nor of any other right of Bank One.

7.4 The provisions of this Agreement concerning any Event of Default are not intended in any way to affect any rights of Bank One with respect to any Indebtedness of Borrower to Bank One which may or hereafter be payable on demand.

7.5 No delay or failure of Bank One in exercising any right, power, remedy or privilege hereunder shall affect such right, power or privilege or be construed as a waiver against Bank One.

7.6 Any waiver, permit, consent or approval by Bank One of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing.

                          ARTICLE VIII - MISCELLANEOUS

8.1 All notices required to be given under any term of this Agreement shall be sufficient if mailed, via registered or certified mail, return receipt requested, or sent via overnight or hand courier, to the parties at their respective addresses as previously set forth.

8.2 All documents referred to in this Agreement shall for all purposes be considered a part of this Agreement, and all terms used in this Agreement shall have the meaning set forth in said documents, and this Agreement shall include all of the provisions stated in said documents.

8.3 This Agreement is a continuing agreement and shall continue in effect notwithstanding that from time to time, no indebtedness may exist. This Agreement shall continue as to any indebtedness and as to any and all renewals, extensions or modifications thereof.

8.4 This Agreement may be executed in several counter-parts, each of which shall be an original and all of which shall constitute the same instrument.

8.5 This Agreement, together with all other documents executed concurrently herewith or attached hereto, constitutes the full and complete Agreement of the parties and may not be modified except by written instrument signed by all parties hereto.

8.6 This Agreement shall be binding upon and inure to the benefit of Borrower and Bank One and their respective successors and assigns.

8.7 Borrower agrees to pay on demand all costs and expenses in connection with the negotiation, preparation, execution, delivery, filing, recording, administration, enforcement, litigation, collection, or filing of any legal action on or for any Obligation, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Bank One, with respect thereto. Time is of the essence of all requirements of Borrower hereunder. The obligations of Borrower under this paragraph shall survive payment of any Obligation.

8.8 This Agreement shall be governed and construed in accordance with the laws of the state where Bank One's principal office is located.

8.9 Any provision contained in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

8.10 Borrower shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Bank One from any and all claims, orders, demands, causes of action, proceedings, judgements, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, court costs, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of (i) any release, discharge, deposit, dump, spill, leak or placement of any Hazardous Material into or on any Collateral or property owned, leased, rented or used by Borrower (the "Property") at any time; (ii) any contamination of the soil or ground water of the Property or damage to the environment and natural resources of the Property or the result of actions whether arising under any Hazardous Material Law, or common law; or (iii) any toxic, explosive or otherwise dangerous Material which have been buried beneath or concealed within the Property. This indemnity shall survive termination of this Agreement.

8.11 This Agreement contains the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written, with respect to the subject matter hereof.

Executed this 20 day of June, 1995.

Bank One:                                  BORROWER:

By:  /s/ John B. Middelberg                The Sportsman's Guide, Inc.
     -----------------------------         -----------------------------
Its: Vice President                   By:  /s/ Charles Lingen
     -----------------------------         -----------------------------
                                      Its: V.P. Finance/CEO
                                           -----------------------------

* which is not cured within the applicable cure period set forth in the applicable Obligation, if any: